 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

IMAGING3, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 W. Valhalla Dr., Burbank, California 91505
(Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code: (818) 260-0930

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT	1

SECTION 5.2	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers	1

SIGNATURES		2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    General. Effective December 20, 2011, Xavier Aguilera voluntarily resigned as a member of the audit committee of Imaging3, Inc. (the “Company”). Mr. Aguilera will remain as a director of the Company. Simultaneously, Raul Carrega was appointed as a new director of the Company, effective December 20, 2011, and effective on that same date, Raul Carrega was also appointed to be the chairman and sole member of the audit committee of the Company’s board of directors.

    Compensation Arrangements. No compensation arrangements have been made for Raul Carrega for his service as a director or chairman of the audit committee of the Company.

    Biographical Information. A comprehensive description of the experience and qualifications of Raul Carrega is included in the following paragraph:

    Raul Carrega, age 52, has been the owner, since 1990, of Raul Carrega, CPA and Associates, an accounting firm registered with the Public Company Accounting Oversight Board. Raul Carrega, CPA and Associates, prepares audits for various companies, conducts audits of pension plans, nonprofit organizations, and other entities, prepares tax returns, handles compliance with federal, state, and local tax laws and regulations for clients, and represents clients against tax authorities, including the Internal Revenue Service, Franchise Tax Board, and State Board of Equalization. From 1985 until starting his own firm, Mr. Carrega was an accounting manager with Barlow & Company in Glendale, California where he assisted the accounting partner with tax research and compliance functions, managed and directed all aspects of accounting for clients, handled the preparation of tax returns and year end income and income tax projections, and conducted audits of pension plans, nonprofit organizations, and other companies. From 1982 to 1985, Mr. Carrega was a senior financial analyst with Security Pacific National Bank in Los Angeles, California. Mr. Carrega received a Bachelor of Science degree from California State University at Northridge.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.
(Registrant)

Date: December 20, 2011	By:	/s/Dean Janes, Chief Executive Officer
Dean Janes, Chief Executive Officer

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